SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                  Form 8-K/A

                              Amendment No. 1 to

                                Current Report


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                     Date of Original Report: June 4, 1998



               CORNERSTONE REALTY INCOME TRUST, INC.
            (Exact name of registrant as specified in its charter)


      VIRGINIA                 1-12875                54-1589139
      (State of         (Commission                  (IRS Employer
       Incorporation)    File Number)            Identification No.)


      306 East Main Street
      Richmond, Virginia                  23219
      (Address of principal             (Zip Code)
       executive offices)



      Registrant's telephone number, including area code:
                         (804) 643-1761

                     CORNERSTONE REALTY INCOME TRUST, INC.

                                  FORM 8-K/A

                                     Index



Item 7.     Financial Statements, Pro Forma Financial
            Information and Exhibits

      a.     Independent Auditors' Report
            (The Timbers Apartments)

            Historical Statement of Income
            and Direct Operating Expenses
            (The Timbers Apartments)

            Note to Historical Statement of Income
            and Direct Operating Expenses
            (The Timbers Apartments)

      b.    Pro Forma Balance Sheet as of March 31, 1998 (unaudited)

            Pro Forma Statement of Operations
            for the quarter ended March 31, 1998
            (unaudited)

            Pro Forma Statement of Operations
            for the year ended December 31, 1997
            (unaudited)




      c.    Exhibit

            23.1  Consent of Independent Auditors
                  (The Timbers Apartments)

            The Company hereby amends Items 7.a, 7.b and 7.c, of its Current Report on Form 8-K dated June 4, 1998 as follows:

                                   ITEM 7.a.

                       [L.P. MARTIN & COMPANY LETTERHEAD]
                              4132 INNSLAKE DRIVE
                           GLEN ALLEN, VIRGINIA 23060
                                 (804) 346-2626



                          INDEPENDENT AUDITORS' REPORT









The Board of Directors
Cornerstone Realty Income Trust, Inc.
Richmond, Virginia





We have audited the accompanying statement of income and direct operating expenses exclusive of items not comparable to the proposed future operations of the property The Timbers Apartments located in Raleigh, North Carolina for the twelve month period ended April 30, 1998. This statement is the responsibility of the management of The Timbers Apartments. Our responsibility is to express an opinion on this statement based on our audit.



We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe that our audit provides a reasonable basis for our opinion.



The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a filing by Cornerstone Realty Income Trust, Inc.) and excludes material expenses, described in Note 2 to the statement, that would not be comparable to those resulting from the proposed future operations of the property.



In our opinion, the statement referred to above presents fairly, in all material respects, the income and direct operating expenses of The Timbers Apartments (as defined above) for the twelve month period ended April 30, 1998, in conformity with generally accepted accounting principles.



/s/ L.P. MARTIN & CO PC

Richmond, Virginia
June 25, 1998

                             THE TIMBERS APARTMENTS



         STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES EXCLUSIVE OF
                  ITEMS NOT COMPARABLE TO THE PROPOSED FUTURE
                           OPERATIONS OF THE PROPERTY



                    TWELVE MONTH PERIOD ENDED APRIL 30, 1998



INCOME

        Rental and Other Income                                       $1,186,485



DIRECT OPERATING EXPENSES

        Administrative and Other                                         177,379

        Insurance                                                         13,987

        Repairs and Maintenance                                          184,194

        Taxes, Property                                                   62,073

        Utilities                                                         46,114



        TOTAL DIRECT OPERATING EXPENSES                                  483,747



        Operating income exclusive of items not

        comparable to the proposed future operations

        of the property                                               $  702,738



See accompanying notes to the financial statement.

                             THE TIMBERS APARTMENTS



         NOTES TO THE STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES
            EXCLUSIVE OF ITEMS NOT COMPARABLE TO THE PROPOSED FUTURE
                           OPERATIONS OF THE PROPERTY



                    TWELVE MONTH PERIOD ENDED APRIL 30, 1998





NOTE 1 - ORGANIZATION



The Timbers Apartments is a 176 unit garden style apartment complex located on approximately 17.00 acres in Raleigh, North Carolina. The assets comprising the property were owned by Raleigh Timbers Associates Limited Partnership, an entity unaffiliated with Cornerstone Realty Income Trust, Inc., during the financial statement period. Cornerstone Realty Income Trust, Inc. purchased the property on June 4, 1998.



NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICES



Revenue and Expense Recognition - The accompanying statement of rental operations has been prepared using the accrual method of accounting. In accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission, the statement of income and direct operating expenses excludes interest and non rent related income and expenses not considered comparable to those resulting from the proposed future operations of the property. Excluded expenses are mortgage interest, property depreciation, entity expenses and management fees.



Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management of make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.



Repairs and Maintenance - Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.



Advertising - Advertising costs are expensed in the period incurred.

                                   ITEM 7.b.

Pro Forma Consolidated Balance Sheet as of March 31, 1998 (unaudited)


The Unaudited Pro Forma Consolidated Balance Sheet is presented as if the Company had owned the property included in the table below as of March 31, 1998, using proceeds from a public offering completed in May 1998.


The Unaudited Pro Forma Consolidated Balance Sheet is presented for comparative purposes only and is not necessarily indicative of what the actual financial position of the Company would have been at March 31, 1998, nor does it purport to represent the future financial position of the Company. This Unaudited Pro Forma Consolidated Balance Sheet should be read in conjunction with, and is qualified in its entirety by, the Company's respective historical financial statements and notes thereto.




                                         Historical  The Timbers
                                          Balance     Pro Forma     Total
                                           Sheet     Adjustments  Pro Forma
                                        -------------------------------------
Date of acquisition                                    6/4/98
ASSETS
Investment in rental property
   Land                                   80,954,947   1,944,000  82,898,947
   Building and improvements             430,675,170   6,156,000 436,831,170
   Furniture and fixtures                  8,924,547           -   8,924,547
                                        -------------------------------------
                                         520,554,664   8,100,000 528,654,664
   Less accumulated depreciation         (32,170,014)          - (32,170,014)
                                        -------------------------------------
                                         488,384,650   8,100,000 496,484,650

   Cash and cash equivalents               3,761,706           -   3,761,706
   Prepaid expenses                          773,109           -     773,109
   Other assets                            9,002,693           -   9,002,693
                                        -------------------------------------
                                          13,537,508           -  13,537,508
                                        -------------------------------------

                                         501,922,158   8,100,000 510,022,158
                                        =====================================

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
   Notes payable                         180,116,147           - 180,116,147
   Accounts payable                        2,180,939           -   2,180,939
   Accrued expenses                        3,092,794           -   3,092,794
   Rents received in advance                 220,920           -     220,920
   Tenant security deposits                1,887,367           -   1,887,367
                                        -------------------------------------
                                         187,498,167           - 187,498,167

Shareholders' equity
   Common stock                          351,868,663   8,100,000 359,968,663
   Deferred compensation                     (57,477)          -     (57,477)
   Distributions greater than
    net income                           (37,387,195)          - (37,387,195)
                                        -------------------------------------
                                         314,423,991   8,100,000 322,523,991
                                        -------------------------------------

                                         501,922,158   8,100,000 510,022,158
                                        =====================================

Pro Forma Consolidated Statement of Operations for the three months ended March 31, 1998 (unaudited)

The Unaudited Consolidated Pro Forma Statement of Operations for the three month period ended March 31, 1998 is presented as if the 4 Property acquisitions made during 1998 had occurred on January 1, 1998. The Unaudited Pro Forma Consolidated Statement of Operations assumes the Company qualifying as a REIT, distributing at least 95% of its taxable income, and, therefore, incurred no federal income tax liability for the period presented. In the opinion of management, all adjustments necessary to reflect the effects of these transactions have been made.

The Unaudited Pro Forma Consolidated Statement of Operations is presented for comparative purposes only and is not necessarily indicative of what the actual results of the Company would have been for the period ended March 31, 1998 if the acquisitions had occurred at the beginning of the period presented, nor does it purport to be indicative of the results of operations in future periods. The Unaudited Pro Forma Consolidated Statement of Operations should be read in conjunction with, and is qualified in its entirety by, the Company's respective historical financial statements and notes thereto.



                                                               Stone       Pinnacle       Hampton
                                              Historical       Point         Ridge        Pointe     The Timbers
                                             Statement of    Pro Forma     Pro Forma     Pro Forma     Pro Forma
                                              Operations    Adjustments   Adjustments   Adjustments   Adjustments
                                             -----------------------------------------------------------------------
Date of Acquisitions                                   -      1/15/98       3/31/98       3/31/98        6/4/98
Rental and other income                        $20,962,469      $ 56,094      $214,941      $495,061        296,621

Rental expenses:
           Propety and maintenance               5,499,525        15,821        73,178       157,479        101,922
           Taxes and insurance                   1,523,849         4,154        15,411        54,874         19,015
           Property management                     512,319       -             -             -             -
           General and administrative              356,339       -             -             -             -
           Amortization and other depreciation      16,138       -             -             -             -
           Depreciation of rental property       4,683,384       -             -             -             -
           Other                                   406,959       -             -             -             -
                                             -----------------------------------------------------------------------

                                                12,998,513        19,975        88,589       212,353        120,937

Income before interest income (expense)          7,963,956        36,119       126,352       282,708        175,684
Interest income                                     93,010       -             -             -             -
Interest expense                                (2,820,918)      -             -             -             -
                                             -----------------------------------------------------------------------

Net Income                                      $5,236,048       $36,119      $126,352      $282,708       $175,684
                                             =============

Net income per share - Basic                         $0.15
                                             =============

Wgt. avg. number of shares outstanding          35,752,760
                                             =============






                                                1998
                                             Pro Forma          Total
                                             Adjustments      Pro Forma
                                             -----------    ---------------
Date of Acquisitions                                                     -
Rental and other income                          -             $22,025,186

Rental expenses:
           Propety and maintenance               -               5,847,925
           Taxes and insurance                   -               1,617,303
           Property management                   -                 512,319
           General and administrative            -                 356,339
           Amortization and other depreciation   -                  16,138
           Depreciation of rental property      203,620 (A)      4,887,004
           Other                                 -                 406,959
                                             -----------    ---------------

                                                203,620         13,643,987

Income before interest income (expense)        (203,620)         8,381,199
Interest income                                  -                  93,010
Interest expense                               (409,092)(B)     (3,230,010)
                                             -----------    ---------------

Net Income                                    ($612,712)        $5,244,199
                                                            ===============

Net income per share - Basic                                         $0.15
                                                            ===============

Wgt. avg. number of shares outstanding          185,950 (C)     35,938,710
                                             ===========    ===============



(A) Represents the depreciation expense of the properties acquired based on the purchase price,excluding amounts allocated to land, for the period of time not owned by the Company. The weighted average life of the property depreciated was
27.5 years.


(B) Represents the interest expense for the 3 properties purchased using the line of credit for the period in which the properties were not owned for the three month period ended March 31, 1998, interest was computed based on interest rates under the Company's line of credit in effect at the time of the respective acquisition.

(C) Represents additional common shares used to purchase Timbers based upon the purchase price of $8,100,000 and common shares issued in May 1997 with net proceeds per share of $10.89 to the Company.

Pro Forma Consolidated Statement of Operations for the year ended December 31, 1997 (unaudited)

The Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 1997 is presented as if 11 of the 13 Property acquisitions during 1997 and the 4 Property acquisitions during 1998 had occurred on January 1, 1997. The Unaudited Pro Forma Consolidated Statement of Operations assumes the Company qualifying as a REIT, distributing at least 95% of its taxable income, and, therefore, incurred no federal income tax liability for the period presented. In the opinion of management, all adjustments necessary to reflect the effects of these transactions have been made.

The Unaudited Pro Forma Consolidated Statement of Operations is presented for comparative purposes only and is not necessarily indicative of what the actual results of the Company would have been for the year ended December 31, 1997 if the acquisitions had occurred at the beginning of the period presented, nor does it purport to be indicative of the results of operations in future periods. The Unaudited Pro Forma Consolidated Statement of Operations should be read in conjunction with, and is qualified in its entirety by, the Company's respective historical financial statements and notes thereto.




                                              Historical                                       Pro Forma    Stone Point
                                             Statement of      1997        Pro Forma          Before 1998    Pro Forma
                                              Operations   Acquisitions   Adjustments        Acquisitions   Adjustments
                                             ------------------------------------------      ----------------------------
Date of Acquisitions                               -             -                                            1/15/98
Revenues from rental properties                $71,970,624    $8,176,747                   -   $80,147,371   $ 1,346,251
Rental expenses:
           Property and maintenance             19,494,692     2,524,622                   -    22,019,314       379,698
           Taxes and insurance                   6,075,991       608,815                   -     6,684,806        99,704
           Property management                   1,769,272                   -             -     1,769,272       -
           General and administrative            1,351,667                   -       -           1,351,667       -
           Amortization and other depreciation      56,075                   -             -        56,075       -
           Depreciation of rental property      15,163,593                   1,514,811  (A)     16,678,404       -
           Other                                 1,200,669                   -       -           1,200,669
           Management contract termination         402,907                   -             -       402,907       -
                                             ------------------------------------------      ----------------------------

                                                45,514,866     3,133,437     1,514,811          50,163,114       479,402

Income before interest income (expense)         26,455,758     5,043,310    (1,514,811)         29,984,257       866,849
Interest income                                    331,114       -             -                   331,114       -
Interest expense                                (7,561,319)      -          (2,411,653) (B)     (9,972,972)      -
                                             ------------------------------------------      ----------------------------

Net Income                                     $19,225,553    $5,043,310   ($3,926,464)        $20,342,399      $866,849
                                             =============

Net income per share                                 $0.59                                           $0.59
                                                     =====                                           =====

Wgt. avg. number of shares outstanding          32,617,823                   2,041,544  (C)     34,659,367
                                             =============                  ==========       =============




                                                Edgewood       Hampton
                                                  Knoll         Pointe     The Timbers
                                                Pro Forma     Pro Forma     Pro Forma      Pro Forma            Total
                                               Adjustments   Adjustments   Adjustments    Adjustments         Pro Forma
                                             -----------------------------------------------------------    --------------
Date of Acquisitions                             3/31/98       3/31/98       6/4/98                                     -
Revenues from rental properties                    $859,763    $1,980,245   $ 1,186,485             -         $85,520,115
Rental expenses:
           Property and maintenance                 292,713       629,914       407,687             -          23,729,326
           Taxes and insurance                       61,642       219,495        76,060             -           7,141,707
           Property management                      -                -             -                -           1,769,272
           General and administrative               -                -             -                -           1,351,667
           Amortization and other depreciation      -                -             -                -              56,075
           Depreciation of rental property                           -             -       $ 1,073,145 (A)     17,751,549
           Other                                    -                -             -                -           1,200,669
           Management contract termination          -                -             -                -             402,907
                                             -----------------------------------------------------------    --------------

                                                    354,355       849,409       483,747       1,073,145        53,403,172

Income before interest income (expense)             505,408     1,130,836       702,738      (1,073,145)       32,116,943
Interest income                                     -             -             -              -                  331,114
Interest expense                                    -             -             -            (2,186,843)(B)   (12,159,815)
                                             -----------------------------------------------------------    --------------

Net Income                                         $505,408    $1,130,836      $702,738     ($3,259,988)      $20,288,242
                                                                                                            ==============

Net income per share                                                                                                $0.57
                                                                                                                    =====

Wgt. avg. number of shares outstanding                                                          743,802 (C)    35,403,169
                                                                                                            ==============



(A) Represents the depreciation expense of the properties acquired based on the purchase price, excluding amounts allocated to land, for the period of time not owned by the Company. The weighted average life of the property depreciated was
27.5 years.


(B) Represents the interest expense for the properties purchased with the Company's unsecured line of credit or other unsecured financing. Total purchase price of $63,851,388 for 1997 acquisitions (8 properties) and total purchase price of $35,756,150 for 1998 acquisitions (3 properties) for the period in which properties were not owned for the year ended December 31, 1997. Interest was computed based on interest rates under the Company's line of credit in effect at the time of the respective acquisition.

(C) Represents additional common shares used to purchase Ashley Run, Carlyle, Charleston Place and a portion of Dunwoody based upon purchase prices of $18,000,000 $11,580,000, $9,475,000 and $10,560,312 (total purchase price of
Dunwoody was $15,200,000), respectively and common shares issued in April, 1997 with net proceeds of $9.5875 per share to the Company, and purchase of Timbers using the proceeds of a public offering issuing shares with net proceeds of $10.89 per share.

Pro Forma Consolidated Statement of Operations for the year ended December 31, 1997 (unaudited)

The following schedule provides detail of 1997 acquisitions by property included in the Pro Forma Consolidated Statement of Operations for the year ended December 31, 1997.

                                                                                                 Charleston  Dunwoody
                                       Westchase  Paces Arbor Paces Forest Ashley Run Carlyle Club  Place      Springs
                                       Pro Forma   Pro Forma   Pro Forma   Pro Forma   Pro Forma  Pro Forma   Pro Forma   on
                                      Adjustments Adjustments Adjustments  Adjustments Adjustments Adjustments Adjustmentsents
                                      -----------------------------------  ---------------------------------------------------

Date of Acquisition                    1/15/97     3/1/97       3/1/97     4/30/97     4/30/97    5/13/97     7/25/97
Property operations
    Revenues from rental properties     $166,656    $128,993     $154,702   $916,820    $637,842   $536,210  $1,437,230
    Rental expenses:
           Property management            54,436      35,902       37,110    246,537     205,723    169,807     451,935
           Taxes and insurance            16,024       8,094        9,108     69,240      46,970     34,987     144,766
           General and administrative          -          -            -           -          -           -          -
           Amortization                        -          -            -           -          -           -          -
           Depreciation of rental property     -          -            -           -          -           -          -
           Other                               -           -            -          -           -          -           -
                                      ------------------------------------------------------------------------------------
                                          70,460      43,996       46,218    315,777     252,693    204,794     596,701

Income before interest income (expense)   96,196      84,997      108,484    601,043     385,149    331,416     840,529
Interest income                                -          -            -           -           -          -           -
Interest expense                               -           -            -          -           -          -           -
                                      ------------------------------------------------------------------------------------

Net Income                               $96,196     $84,997     $108,484   $601,043    $385,149   $331,416    $840,529
                                      ====================================================================================



                                       Clarion               Remington
                                       Crossing   St. Regis    Place    Stone Brooke    1997
                                       Pro Forma   Pro Forma  Pro Forma   Pro Forma   Acquisition
                                      Adjustments Adjustments Adjustments Adjustments  Adjustments
                                      ------------------------------------------------  -----------

Date of Acquisition                    9/30/97    10/31/97    10/31/97    10/31/97
Property operations
    Revenues from rental properties $1,141,473  $1,100,453   $918,833   $1,037,535 $8,176,747
    Rental expenses:                                                            -
           Property management         442,582     294,153    262,938      323,499  2,524,622
           Taxes and insurance          59,664      64,195     60,505       95,262    608,815
           General and administrative        -          -           -           -           -
           Amortization                      -          -           -           -           -
           Depreciation of rental
            property                         -          -           -           -           -
           Other                             -           -          -            -          -
                                      --------------------------------------------------------
                                       502,246     358,348    323,443      418,761  3,133,437

Income before interest income (expense)639,227     742,105    595,390      618,774  5,043,310
Interest income                              -           -          -            -          -
Interest expense                             -           -          -            -          -
                                      --------------------------------------------------------

Net Income                             639,227    $742,105   $595,390     $618,774 $5,043,310
                                      ========================================================

                                 SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

                              CORNERSTONE REALTY INCOME TRUST, INC.


Date: August 13, 1998         By:/s/ Stanley J. Olander, Jr.
                                ---------------------------------
                                  Stanley J. Olander, Jr.
                                  Chief Financial Officer
                                  of Cornerstone Realty Income
                                  Trust, Inc.

                                   ITEM 7.c.

                                 EXHIBIT INDEX

                     Cornerstone Realty Income Trust, Inc.

                   Form 8-K/A to Form 8-K dated June 4, 1998


Exhibit Number          Exhibit                             Page Number

23.1                    Consent of Independent Auditors
                        (The Timbers Apartments)